UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2026

SkinHealth Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39565	85-1908962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 E. Burnett Street
Long Beach, CA
(Address of principal executive offices)

90815
(Zip Code)
(800) 603-4996
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	SKIN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Securities Class Action

On June 17, 2026, SkinHealth Systems Inc., f/k/a The Beauty Health Company (the “Company”), entered into a Stipulation and Agreement of Settlement to settle the securities class action pending in the United States District Court for the Central District of California, captioned Alghazwi v. The Beauty Health Company, et al., Case No. 2:23-cv-09733-SPG-MAA (the “Securities Class Action” and the proposed settlement, the “Proposed Securities Settlement”).

The Company entered into the Proposed Securities Settlement to eliminate the uncertainty, burden, and expense of protracted litigation. The Proposed Securities Settlement does not assign or reflect any admission of wrongdoing or liability by the Company or the individual defendants, all of whom deny any wrongdoing. The Proposed Securities Settlement is subject in all respects to court approval and there can be no assurance that the court will approve the Proposed Securities Settlement.

If approved by the court, the Proposed Securities Settlement will fully resolve the Securities Class Action claims against the Company and the individual defendants, Andrew Stanleick and Liyuan Woo. As consideration for the Proposed Securities Settlement, the Company will cause to be paid a total cash settlement payment of $18,000,000 ( the “Cash Payment”), of which, the Company will be responsible to pay only $3,000,000 of the Cash Payment from its own funds, while the remaining $15,000,000 of the Cash Payment will come from certain of the Company’s insurers to facilitate the resolution of the Securities Class Action with the members of the putative class in the Proposed Securities Settlement. The Cash Payment will be placed into an escrow account within 30 days of the later of (i) the court’s entry of a Preliminary Approval Order, or (ii) the date the Company receives payment instructions for the Cash Payment for the benefit of all persons or entities which, between May 10, 2022 and November 13, 2023, inclusive, purchased or otherwise acquired the Company’s Class A Common Stock, par value $0.0001 per share, or Company call options, or all persons or entities which sold or otherwise disposed of Company put options, and were damaged thereby (the “Settlement Class Members”). Plaintiffs will seek attorney’s fees and costs, the amount of which is estimated not to exceed 30% of the Cash Payment, or $5,400,000. The Settlement Class Members will receive from the escrow account the Cash Payment, less Plaintiffs attorneys’ fees and costs, administrative expenses, taxes and tax expenses, any awards to plaintiffs Priscilla Dijkgraaf and Martijn Dijkgraaf, and other fees and expenses authorized by the court.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, the terms of the Proposed Securities Settlement, including the potential payment of attorneys’ fees and the availability of insurance proceeds for the Proposed Securities Settlement. These forward-looking statements involve risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. These risks and uncertainties, include, without limitation, risks and uncertainties related to: (a) the Proposed Securities Settlement not having the expected impact, including resolving the Securities Class Action; (b) the Company’s ability to satisfy all the conditions of the Proposed Securities Settlement on the anticipated timeline or at all; (c) the Proposed Securities Settlement not being approved by the applicable courts; (d) the Proposed Securities Settlement requiring more activity or expense than expected, including as it may affect the Company’s related recorded liability; (e) the Company’s ability to overcome any objections or appeals regarding the Proposed Securities Settlement; (f) the potential adverse impact of the Securities Class Action on the Company’s results of operations, including revenue, operating income and cash flows from operations, and on its financial condition, including liquidity; (g) the Company’s inability to refinance its existing indebtedness on acceptable terms, or at all; and (h) the satisfactory resolution of pending and any future litigation or other disagreements. Additional risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements are described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2026, as updated or supplemented by subsequent reports that the Company has filed or will file with the SEC.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Any forward-looking statement made by the Company is based only on information currently available and speaks only as of the date on which it is made. In light of the uncertainties inherent in any forward-looking statement, the inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that its plans and objectives will be achieved. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2026	SkinHealth Systems Inc.

	By:	/s/ Michael Monahan
	Name:	Michael Monahan
	Title:	Chief Financial Officer